PRUDENTIAL FLEXGUARD® INCOME SELECT
SINGLE PREMIUM DEFERRED INDEX-LINKED AND VARIABLE ANNUITY
Issued by
PRUCO LIFE INSURANCE COMPANY and PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Index Linked Variable Income Benefit Supplement

Supplement dated February 1, 2023
To
Prospectus and Initial Summary Prospectus
dated December 26, 2022

This Index Linked Variable Income Benefit Supplement (this “Supplement”) applies only to the product noted above and should be read and retained with the Prospectus and Initial Summary Prospectus ("Prospectus") for the Prudential FlexGuard® Income Select Index-Linked and Variable Annuity (the “Annuity”). If you would like another copy of the Prospectus, please call us at 1-888-PRU-2888.
This Supplement provides the Income Percentages, Income Deferral Rates, Waiting Period, and Benefit Charge we are currently offering for the Prudential FlexGuard® Income Select Index Linked Variable Income Benefit (the “Benefit”) available with the Annuity. This Supplement replaces and supersedes any previously published Index Linked Variable Income Benefit Supplement(s) and must be used with an effective prospectus for the Annuity.
This Supplement discloses the Income Percentages, Income Deferral Rates, Waiting Period, and Benefit Charge (collectively known as “Benefit Terms”) that are effective beginning on the date of the Supplement disclosed above. The Supplement also discloses current Ongoing Fees and Expenses (annual charges). Once a Supplement is effective, it will remain in effect until it is superseded at any time when we publish a new Supplement. This Supplement has no specified end date. If we change one or more of the Benefit Terms, we will publish a new Supplement for new purchasers that will supersede this Supplement. We will publish any changes to the Benefit Terms at least seven calendar days before they take effect on our website and on EDGAR at www.sec.gov under Form N-4 File Number 333-267463.
To confirm the most current Benefit Terms, Index Linked Variable Income Benefit Supplements are available by contacting the Prudential Annuity Service Center at 1-888-PRU-2888 or online at www.prudential.com/personal/annuities/annuity-prospectuses.
The Benefit Terms below apply for applications signed* on or after February 1, 2023 until a new Index Linked Variable Income Benefit Supplement is published with updated Benefit Terms.
*Please Note: In order for you to receive the Benefit Terms reflected in this Supplement, your Annuity application must be signed on or after the date set forth above and before new Benefit Terms are established through a new Supplement. From the date you sign your Annuity application, we must also receive that paperwork in Good Order within 15 calendar days, and the new Annuity must be issued within 45 calendar days of the date the application was signed. If these conditions are not met, and you decide to proceed with the purchase of the Annuity, you will receive the Benefit Terms that are in effect on your Issue Date. Under certain circumstances we may waive these conditions or extend these time periods in a nondiscriminatory manner.

Waiting Period	3 Year(s) from Index Effective Date

Benefit Charge	1.60% Annually

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Income Percentages and Income Deferral Rates
The applicable Income Percentage and Income Deferral Rate is based on the attained age of the Protected Life (or younger of the Joint Protected Lives) on the Index Effective Date, according to the tables below:

Age	Single Protected Life Income Percentages	Joint Protected Lives Income Percentages	Income Deferral Rates
45	3.15%	2.60%	0.25%
46	3.20%	2.65%	0.25%
47	3.25%	2.70%	0.25%
48	3.30%	2.75%	0.25%
49	3.35%	2.80%	0.25%
50	3.40%	2.85%	0.25%
51	3.50%	2.95%	0.25%
52	3.60%	3.05%	0.25%
53	3.70%	3.15%	0.25%
54	3.80%	3.25%	0.25%
55	3.90%	3.35%	0.30%
56	4.00%	3.45%	0.30%
57	4.10%	3.55%	0.30%
58	4.20%	3.65%	0.30%
59	4.30%	3.75%	0.30%
60	4.40%	3.85%	0.35%
61	4.50%	3.95%	0.35%
62	4.60%	4.05%	0.35%
63	4.70%	4.15%	0.35%
64	4.80%	4.25%	0.35%
65	4.90%	4.35%	0.40%
66	5.00%	4.45%	0.40%
67	5.10%	4.55%	0.40%
68	5.20%	4.65%	0.40%
69	5.30%	4.75%	0.40%
70	5.40%	4.85%	0.45%
71	5.50%	4.95%	0.45%
72	5.60%	5.05%	0.45%
73	5.70%	5.15%	0.45%
74	5.80%	5.25%	0.45%
75	5.90%	5.35%	0.50%

Ongoing Fees and Expenses (annual charges)

Annual Fee	Minimum	Maximum
Base Contract Fees	2.80%(1)	2.90%(1)
Investment options (Portfolio fees and expenses)	0.58%	0.58%
Optional benefits available for an additional charge	None	None
(for a single optional benefit, if elected)
(1) Base Contract Fees include: (i) mortality and expense risk charge and administration charge assessed as a percentage of the net assets of the Variable Subaccount. For Net Purchase Payments equal to or greater than $1 million the charge will be 1.20%. (ii) Index Linked Variable Income Benefit charge of 1.60% assessed as a percentage of the Account Value. The Benefit is included upon issuance of the Contract and may be cancelled after three years. If it is cancelled, the Benefit charge will no longer apply. You should consult the Index Linked Variable Income Benefit Supplement for the latest current charges.

Lowest Annual Cost	Highest Annual Cost
$3,571	$3,571
Assumes:	Assumes:
· Investment of $100,000 · 5% annual appreciation · Least expensive Portfolio fees and expenses · No optional benefits · No sales charges · No additional Purchase Payments, transfers or withdrawals	· Investment of $100,000
· 5% annual appreciation
· Most expensive combination of optional benefits and Portfolio fees and expenses
· No sales charges
· No additional Purchase Payments, transfers or withdrawals

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE
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